General	6 Months Ended
Jun. 30, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General	GENERAL
Golar LNG Limited (the “Company” or “Golar”) was incorporated in Hamilton, Bermuda on May 10, 2001. Golar is listed on the Nasdaq under the ticker symbol: “GLNG”.

We design, construct, own and operate marine infrastructure for the liquefaction of natural gas and are the leading provider of floating liquefaction natural gas (“FLNG”) as a service to gas resource owners. We believe that natural gas has a critical role to play in providing cleaner energy for many years to come. Our pioneering infrastructure solutions are designed to provide safe, competitive and more sustainable ways of liquefying gas across the world. We provide market leading FLNG operations and utilize our balance sheet flexibility to maximize shareholder returns through accretive FLNG projects. We offer gas resource holders, developers, and customers a proven, low-cost, and low-risk solution to quickly monetize stranded gas reserves through our industry-leading FLNG operational track record and strong FLNG growth prospects.

As of June 30, 2026, our fleet consisted of two operational FLNG vessels:
•FLNG Hilli Episeyo (the “FLNG Hilli”), operating offshore Cameroon, remains under contract until July 2026. Subsequently, FLNG Hilli will sail to Singapore for her scheduled refurbishment in preparation for her 20-year charter with Southern Energy S.A. (“SESA”) in Argentina, commencing in 2027; and
•FLNG Gimi (the “FLNG Gimi”), operating offshore Mauritania and Senegal, remains under contract until June 2045.
Our third FLNG unit the FLNG Esperanza (formerly referred to as the “MKII FLNG”) is currently under development pursuant to an Engineering, Procurement, and Construction (“EPC”) contract with Yantai CIMC Raffles Offshore Ltd (“CIMC Raffles”). In May 2025, we entered into definitive agreements with SESA for a 20-year charter of the converted FLNG Esperanza, targeted to begin upon COD in 2028.
In August 2026, we entered into an EPC with CIMC Raffles for a 3.5 MTPA MKII-design FLNG unit (“fourth FLNG”) with an estimated fully delivered cost of approximately $2.45 billion and improved payment terms compared to the FLNG Esperanza. The fourth FLNG is expected to represent the earliest available newbuild FLNG capacity, with delivery by end of 2029.
As used herein and unless otherwise required by the context, the terms “Golar”, the “Company”, “we”, “our”, “us” and words of similar import refer to Golar or any one or more of its consolidated subsidiaries, or to all such entities.

Going concern

The unaudited condensed consolidated financial statements have been prepared on a going concern basis.

The Company’s execution of EPC for its fourth FLNG unit, the current FLNG Esperanza EPC agreement with CIMC Raffles, the refurbishment of FLNG Hilli in preparation for 20-year redeployment in Argentina, and capital contributions to its equity method investments in SESA and San Matias Pipeline S.A. (“SMP”) reflect the Company’s continued investment in long-term contracted infrastructure and complementary investments. These activities have resulted in significant capital expenditure commitments through 2029, including commitments falling within the Company’s going concern period.

To assess the Company’s ability to meet liquidity requirements and satisfy its obligations as they become due, management prepared a cash flow forecast covering the twelve-month period from the date of these financial statements. The forecast incorporates assumptions regarding the timing and magnitude of capital commitments, operating expenses, expected operating cash inflows, debt service obligations, other liabilities as they become due, and available sources of financing.

In July 2026, to provide additional liquidity and support the Company’s near-term growth ambitions, the Company entered into a new $600 million senior secured revolving credit facility (the “RCF”) with a syndicate of banks, secured by a pledge over the Company’s shares in Golar MKII Corporation.
To meet the cash outflows over the twelve-month going concern period, the Company needs to raise additional capital. Management is pursuing a long-term asset-level financing for FLNG Esperanza, potential upsizing of debt secured by FLNG Hilli, other alternative new debt facilities and subject to capital market and economic conditions, the issuance of new corporate debt. The strong fundamentals of the Company’s FLNG assets including their long-term contracted cash flows and favorable leverage metrics together with the successful issuance of $1.1 billion of corporate bonds in 2025, $1.2 billion refinancing of the Gimi debt facility and the recent completion of the $600 million RCF, increase management’s confidence in successfully executing one or more of these liquidity-enhancing initiatives.
If the Company is unable to raise capital through the above initiatives, management’s plan is to pause the FLNG Esperanza conversion project and terminate the EPC contract for the fourth FLNG unit. The termination of the EPC contract on the fourth FLNG unit would need to occur before the end of the third quarter of 2026 and the pause of the FLNG Esperanza conversion project would need to take place prior to March 2027, to allow the Company to maintain sufficient liquidity to meet its obligations throughout the twelve-month period following the date of these financial statements.